UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                              CROWN HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                              Crown Holdings, Inc.
                                  One Crown Way
                        Philadelphia, Pennsylvania 19154

                        _________________________________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                      2004

                        _________________________________




     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CROWN HOLDINGS, INC. (the "Company") will be held at the Company's office located at One Crown Way, Philadelphia, Pennsylvania on the 22nd day of April 2004 at 9:30 a.m. to elect Directors; to ratify the appointment of independent auditors for the fiscal year ending December 31, 2004; to consider and act upon the resolutions to adopt the Stock Compensation Plan for Non-Employee Directors and 2004 Stock-Based Incentive Compensation Plan, which resolutions the Board of Directors unanimously recommends; and to transact such other business as may properly come before the Meeting.

     The stock transfer books of the Company will not be closed prior to the Meeting. Only Shareholders of Common Stock of record as of the close of business on March 9, 2004 will be entitled to vote.


                                         By Order of the Board of Directors

                                                WILLIAM T. GALLAGHER
                                         Senior Vice President, Secretary &
                                                   General Counsel


Philadelphia, Pennsylvania 19154
March 19, 2004


            WE CORDIALLY INVITE YOU AND HOPE THAT YOU WILL ATTEND THE
              MEETING IN PERSON, BUT, IF YOU ARE UNABLE TO ATTEND,
             THE BOARD OF DIRECTORS REQUESTS THAT YOU SIGN THE PROXY
             AND RETURN IT, WITHOUT DELAY, IN THE ENCLOSED ENVELOPE
                OR REGISTER YOUR VOTE BY TELEPHONE OR THROUGH THE
                    INTERNET AS DESCRIBED ON THE PROXY CARD.

                       (THIS PAGE INTENTIONALLY LEFT BLANK)

                              Crown Holdings, Inc.

                                  One Crown Way
                        Philadelphia, Pennsylvania 19154
                        _________________________________

                    PROXY STATEMENT - MEETING, April 22, 2004

To All Shareholders:

     The accompanying Proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on April 22, 2004, and, if properly executed, shares represented thereby will be voted by the named Proxies at such Meeting. The cost of soliciting proxies will be borne by the Company. The Company has engaged D.F. King & Co., Inc. ("King") to assist in the solicitation of proxies for a fee of $8,000 plus reimbursement for out-of-pocket expenses and certain additional fees for services rendered by King in connection with such solicitation. Certain Officers and employees of the Company may also solicit proxies by mail, telephone, facsimile or in person without any extra compensation. Any Shareholder giving a Proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated Proxy or by voting in person at the Meeting.

     The persons named as Proxies were selected by the Board of Directors of the Company, and all are Officers of the Company.

     The Annual Report for the year ended December 31, 2003, containing audited financial statements, is being mailed to Shareholders contemporaneously with this Proxy Statement and accompanying Proxy, i.e., on or about March 19, 2004.

     On February 27, 2004, there were 165,092,940 outstanding shares of Common Stock, par value $5.00 per share ("Common Stock").

     Shareholders of Common Stock of record as of March 9, 2004 are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Shareholders may be represented by proxy at the Meeting by completing and returning the Proxy or voting by telephone or by Internet. The presence, in person or by proxy, of Shareholders entitled to cast a majority of votes will be necessary to constitute a quorum for the transaction of business. Proxies solicited herein will be voted, and if the person solicited specifies by means of the ballot provided in the Proxy a choice with respect to matters to be acted upon, the shares will be voted in accordance with such specification. Votes withheld from Director nominees, abstentions and broker non-votes will be counted in determining the presence of a quorum. Under Pennsylvania law and the Company's By-Laws, votes withheld from Director nominees, abstentions and broker non-votes are not considered to be "votes" and, therefore, will not be given effect either as affirmative or negative votes. Directors are elected by plurality vote. Other matters are determined by a majority of the votes cast.

     The Company has, to its knowledge, no beneficial owner of more than 5 percent of the Common Stock outstanding as of February 27, 2004.

                              ELECTION OF DIRECTORS

     The persons named in the Proxy shall vote the shares for the nominees listed below, all of whom are now Directors of the Company, to serve as Directors for the ensuing year or until their successors shall be elected. None of the persons named as a nominee for Director has indicated that he or she will be unable or will decline to serve. In the event that any of the nominees are unable or decline to serve, which the Nominating and Corporate Governance Committee of the Board of Directors does not believe will happen, the persons named in the Proxy will vote for the remaining nominees and others who may be selected by the Nominating and Corporate Governance Committee.

     The By-Laws of the Company provide for a variable number of Directors from 10 to 18. The Board of Directors has currently fixed the number of Directors at
11. It is intended that the Proxies will be voted for the election of the 11 nominees named below as Directors, and no more than 11 will be nominated by the Company. None of the nominees, during the last five years, was involved as a defendant in any legal proceedings that could adversely affect his or her capacity to serve as a member of the Board of Directors. The principal occupations stated below are the occupations which the nominees have had during the last five years.

     Two of the Company's current Directors, Messrs. DiBona and Little, have not been previously elected by the Shareholders. Mr. DiBona was recommended by one of the Company's Non-Management Directors, and Mr. Little was recommended by the Company's Chairman of the Board, President and Chief Executive Officer and Vice Chairman of the Board, Executive Vice President and Chief Financial Officer.

     The Company and its subsidiaries utilized the services of Dechert LLP during 2003. Thomas A. Ralph, a Director of the Company, is a partner in that law firm.

     John B. Neff has reached the mandatory retirement age for Directors of the Company and is not standing for reelection to the Company's Board of Directors at the Annual Meeting.

     The Board of Directors recommends that Shareholders vote FOR election of each of the nominees named below. The names of the nominees and information concerning them and their associations as of February 27, 2004, as furnished by the nominees, follow.


                                                                                                    Year Became
      Name             Age                      Principal Occupation                                 Director
      ----             ---                      --------------------                                -----------

Jenne K. Britell       61     Chairman and Chief Executive Officer of Structured Ventures;              2000
(b)                           Senior Advisor to eBay and PayPal for Financial Services;
                              former Executive Officer of several General Electric financial services companies; also a Director of Lincoln National Corporation,
                              Aames Financial Corporation and U.S.-Russia Investment Fund

John W. Conway         58     Chairman of the Board, President and Chief Executive Officer;             1997
(a)                           also a Director of West Pharmaceutical Services and PPL Corporation

G. Fred DiBona, Jr.    53     President and Chief Executive Officer of Independence Blue Cross;         2004
(c)                           also a Director of Exelon Corporation, Tasty Baking Company, Aqua
                              America and The GEO Group


                                       4


                                                                                                    Year Became
      Name             Age                      Principal Occupation                                 Director
      ----             ---                      --------------------                                -----------

Arnold W. Donald       49     Chairman of Merisant Company; former Senior Vice President of             1999
(c)                           Monsanto Company; also a Director of Oil-Dri Corporation
                              of America, Belden, Carnival Corporation, The Scotts Company
                              and The Laclede Group

Marie L. Garibaldi     69     Former Associate Justice of the Supreme Court of New Jersey               2000
(d)

William G. Little      61     Former Chairman and Chief Executive Officer of                            2003
(b), (d)                      West Pharmaceutical Services; also a Director of Constar International and Cytyc Corporation

Hans J. Loliger        61     Vice Chairman of Winter Group; former Chief Executive Officer             2001
(c), (d)                      of SICPA Group; also a Director of AMTICO International,
                              Fritz Meyer Holding, Cronat Holding and List Holding

Thomas A. Ralph        63     Partner, Dechert LLP                                                      1998

Hugues du Rouret       65     Chairman of Beaulieu Patrimoine; former Chairman and Chief Executive      2001
(b)                           Officer of Shell France; also a Director of Gras Savoye and
                              Banque Saint-Olive

Alan W. Rutherford     60     Vice Chairman of the Board, Executive Vice President and Chief            1991
(a)                           Financial Officer

Harold A. Sorgenti     69     Managing Partner of Sorgenti Investment Partners; Chairman and            1990
(a), (c), (d)                 Chief Executive Officer of SpecChem; former Chief Executive Officer of Arco Chemical and former Chairman of Freedom Chemical

             -------------------------------------------------------
(a) Member of the Executive Committee     (c) Member of the Compensation Committee
(b)  Member of the Audit Committee        (d) Member of the Nominating and Corporate
                                              Governance Committee
             -------------------------------------------------------



           COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows, as of February 27, 2004, the number of shares of Common Stock beneficially owned by each Director, the Company's five Executive Officers who were the highest paid during 2003 and all Directors and Executive Officers as a group.



                                         Amount of Securities of the Company                     Percentage of
      Name                           Owned Beneficially, Directly or Indirectly               Outstanding Shares
----------------------------------------------------------------------------------------------------------------
William R. Apted(1)                                    323,376                                         *
Jenne K. Britell                                        54,668                                         *
John W. Conway(2)(3)                                 7,294,887                                        4.42%
G. Fred DiBona                                               0                                         *
Arnold W. Donald                                        53,475                                         *
Marie L. Garibaldi                                      35,475                                         *
William G. Little                                        2,349                                         *
Hans J. Loliger                                         32,949                                         *
Frank J. Mechura(4)                                    329,770                                         *
John B. Neff                                           138,475                                         *
Thomas A. Ralph                                         34,175                                         *
Hugues du Rouret                                        22,452                                         *
Alan W. Rutherford(3)(5)                             6,978,759                                        4.23%
Harold A. Sorgenti                                      45,760                                         *
William H. Voss(6)                                     381,087                                         *
Directors and Executive
   Officers as a Group of 17(7)                     10,339,244                                        6.26%
---------------------------------------

  *  Less than 1%.

(1) Includes 323,376 shares of Common Stock subject to presently exercisable options held by Mr. Apted.
(2) Includes 1,458,500 shares of Common Stock subject to presently exercisable options held by Mr. Conway.
(3)  Includes  5,740,815  shares of Common  Stock  held in the Crown Cork & Seal
     Company, Inc. Master Retirement Trust on behalf of the Company pension plan
     (the "Trust Shares").  Under the Master Retirement Trust, the Benefits Plan
     Investment Committee (the "Investment Committee") has sole voting and dispositive power with respect to the Trust Shares. As members of the Investment Committee, Mr. Conway and Mr. Rutherford may be deemed to beneficially own the Trust Shares.
(4) Includes 306,725 shares of Common Stock subject to presently exercisable options held by Mr. Mechura.
(5) Includes 1,158,500 shares of Common Stock subject to presently exercisable options held by Mr. Rutherford.
(6) Includes 371,000 shares of Common Stock subject to presently exercisable options held by Mr. Voss.
(7) Includes 5,740,815 shares of Common Stock which may be deemed to be beneficially owned by certain Directors and Executive Officers by virtue of their membership on the Investment Committee of the Crown Cork & Seal
     Company, Inc. Master Retirement Trust and 3,967,976 shares of Common Stock subject to presently exercisable options held by certain Directors and Executive Officers.



     The Directors and Executive Officers of the Company have sole voting and investment power with respect to the securities of the Company listed in the table above, except as to the shares held in the aforementioned trust, with respect to which the trustees have shared voting and investment power.



                              CORPORATE GOVERNANCE

     Meetings of the Board of Directors. In 2003, there were six meetings of the Board of Directors. Each incumbent Director of the Company attended at least 75% of the aggregate meetings held by the Board of Directors and by the Committees on which he or she served.

     Attendance at the Annual Meeting. Under the Company's Corporate Governance Guidelines, members of the Board of Directors are expected to attend the Company's Annual Meeting of Shareholders. Last year, each of the Directors serving on the Board at the time attended the Annual Meeting of Shareholders.

     Director Independence. The Board of Directors has determined that each Director is "independent" under the listing standards of the New York Stock Exchange, except for Messrs. Conway, Rutherford and Ralph.

     Director Compensation. Directors who are not employees of the Company are paid $77,000 annually as base Director's fees (of which $50,000 is paid in Company Common Stock valued at market price when paid) and $1,000 per meeting attended. In addition, a Non-Employee Director who is Chairperson of a Committee is paid $10,000 annually, while Non-Employee Director Committee members are paid $7,000 annually, with an attendance fee of $1,000 per meeting. In addition, each Non-Employee Director first elected to the Board of Directors on or before April 26, 2001 has been granted 3,000 shares of Company Common Stock subject to certain restrictions which lapse as to one-fifth of such shares each year over a five-year period. The Company discontinued the Pension Plan for Outside Directors as to Directors elected after July 24, 1997. Non-Employee Directors first elected to the Board of Directors on or before July 24, 1997 continue to participate in the Company's Pension Plan for Outside Directors which provides monthly retirement benefits equal to 1/12 of the sum of (x) 50% of the base annual Director's fees paid to Non-Employee Directors and (y) 10% of the base annual Director's fees for each full year of service in excess of five, up to an annual maximum benefit of 100% of the base annual Director's fee. Non-Employee Directors may also participate in the Company's Deferred Compensation Plan for Directors which permits Directors to defer receipt of all, or any part, of their Director's fees.

     Audit Committee. In 2003, the Audit Committee had seven meetings. The Audit Committee provides assistance to the Board of Directors in discharging its responsibilities in connection with the oversight of the financial accounting practices of the Company and the internal controls related thereto and represents the Board of Directors in connection with the services rendered by the Company's independent auditors. The current members of the Audit Committee are Dr. Britell and Messrs. Little and du Rouret, and Dr. Britell serves as Chairperson of the Committee. The Board of Directors has determined that the Directors who serve on the Audit Committee are all "independent" as defined in the listing standards of the New York Stock Exchange and that Dr. Britell is an "audit committee financial expert" within the meaning of SEC regulations. The Board of Directors has adopted a written Audit Committee Charter, which is attached as Appendix A.

     Compensation Committee. In 2003, the Compensation Committee met two times. The Compensation Committee is responsible for the review of the executive compensation program. The current members of the Compensation Committee are Messrs. DiBona, Donald, Loliger and Sorgenti, each of whom is "independent" under the listing standards of the New York Stock Exchange. Mr. Loliger serves as Chairperson of the Compensation Committee.

     Nominating and Corporate Governance Committee. There were three meetings of the Nominating and Corporate Governance Committee in 2003. The current members of the Nominating and Corporate Governance Committee are Justice Garibaldi and Messrs. Little, Loliger and Sorgenti, each of whom is "independent" under the listing standards of the New York Stock Exchange. Mr. Sorgenti serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for leading the search for individuals qualified to become members of the Board of Directors and recommending individuals to the Board as Director nominees. Consistent with the Company's Corporate Governance Guidelines, the Committee seeks nominees committed to upholding the highest standards of personal and professional integrity and representing the interests of all shareholders, not particular shareholder constituencies. The Committee identifies nominees for Director by first evaluating the current members of the Board willing to continue in service. In addition, the Committee regularly assesses the appropriate size of the Board, whether any vacancies on the Board are expected because of retirement or otherwise and whether the Board needs Directors with particular skills or experience. To identify and evaluate potential candidates for the Board, the Committee solicits ideas for possible nominees from a number of sources, which may include current Board members, senior-level Company executives and professional search firms. The Committee will also consider candidates properly submitted by Company Shareholders. Candidates for the Board are evaluated through a process that may include background and reference checks, personal interviews with members of the Committee and a review of the candidate's qualifications and other relevant characteristics.

     Shareholders who wish to suggest qualified candidates may write, via Certified Mail-Return Receipt Requested, to the Office of the Secretary, Crown Holdings, Inc., One Crown Way, Philadelphia, PA 19154, stating in detail the qualifications of the persons they recommend. Shareholders must include a letter from each nominee affirming that he or she will agree to serve as a Director of the Company if elected by Shareholders. However, through its own resources, the Committee expects to be able to identify an ample number of qualified candidates. See "Proposals of Shareholders" for information on bringing nominations for the Board of Directors at the 2005 Annual Meeting.

     Executive Sessions. Under the Company's Corporate Governance Guidelines, the Non-Management Directors of the Company meet periodically at regularly scheduled executive sessions without Management Directors. The Chairperson of the Nominating and Corporate Governance Committee serves as the Presiding Director at such meetings.

     Communications with the Board of Directors. Shareholders and other interested parties who wish to send communications on any topic to the Presiding Director, the Non-Management Directors or the Board as a whole may do so by writing to Harold A. Sorgenti, Chairperson of the Nominating and Corporate
Governance  Committee,  c/o Office of the Secretary,  Crown Holdings,  Inc., One
Crown Way, Philadelphia, PA 19154. Communications will be forwarded to all Directors if they relate to substantive matters and include information, suggestions or comments that the Chairperson of the Nominating and Corporate Governance Committee, with the assistance of the Corporate Secretary, deems appropriate for consideration by the full Board.

     Code of Business Conduct and Ethics. The Company has a Code of Business Conduct and Ethics that applies to all Directors and employees. The Code of Business Conduct and Ethics is available on the Company's web site at www.crowncork.com/Investors/Corporate_Governance.html and is also available in print to any Shareholder who requests it. The Company intends to disclose amendments to and waivers of the Code of Business Conduct and Ethics on the Company's web site.

     Company  Website.  The Company's  Corporate  Governance  Guidelines and the
Charters of the Audit, Compensation, and Nominating and Corporate Governance Committees are available on the Company's web site at www.crowncork.com/Investors/Corporate_Governance.html. These documents are also available in print to any Shareholder who requests them.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by the Company's five Executive Officers who were the highest paid during 2003:



                                                                Summary Compensation Table

                                             Annual Compensation                 Long Term Compensation
                                     -----------------------------------------------------------------------------
                                                                                    Shares of
                                                                      Other       Common Stock
    Name & Principal                                                 Annual        Underlying        All Other
        Position                     Year    Salary        Bonus   Compensation(1)( 2)Options     Compensation(3)
                                               ($)           ($)       ($)             (#)              ($)
-------------------------------      -----------------------------------------------------------------------------
John W. Conway                       2003    900,000    1,282,500       --                  0         18,311
- Chairman of the Board,             2002    765,000      826,200       --            350,000         18,311
  President and                      2001    739,400      590,000       --            690,000         17,861
Chief Executive Officer

Alan W. Rutherford                   2003    545,000      654,000       --                  0           --
- Vice Chairman of the Board,        2002    455,000      368,550       --            300,000           --
  Executive Vice President and       2001    455,000      273,000       --            540,000          2,550
Chief Financial Officer

William R. Apted                     2003    450,000      492,458     184,854               0           --
- President - European               2002    325,000      175,500     136,747         150,000           --
  Division                           2001    325,000      130,000      99,860         120,000           --

Frank J. Mechura                     2003    450,000      386,438       --                  0         11,522
- President - Americas               2002    325,000      164,125       --            150,000         11,522
  Division                           2001    325,000      121,996       --            120,000         11,072

William H. Voss                      2003    310,000      552,002     173,933               0         23,248
- President - Asia-Pacific           2002    275,000      148,500     209,579         100,000         23,067
  Division                           2001    275,000      110,000     207,438         100,000         22,798
                                     -----------------------------------------------------------------------------



(1) The amount of perquisite and other personal benefits for Messrs. Conway, Rutherford and Mechura did not exceed the lesser of $50,000 or 10% of the total of annual salary plus bonus.

(2) Nearly all of the amounts listed for Messrs. Apted and Voss were paid in respect of their overseas service in Paris and Singapore, respectively, including overseas housing expense allowances to Mr. Apted of $61,954 in 2003, $52,327 in 2002 and $51,087 in 2001 and to Mr. Voss of $64,357 in
     2003,  $90,098 in 2002 and  $89,272  in 2001 and also  including  U.S.  tax equalization payments by the Company for Mr. Apted of $76,467 in 2003, $48,093 in 2002 and $14,634 in 2001 and for Mr. Voss of $37,172 in 2003,
     $55,373 in 2002 and $44,464 in 2001.

(3) The amounts shown in this column for Mr. Conway represent $15,311 of life insurance premiums in each of 2003, 2002 and 2001 and $3,000, $3,000 and $2,550 contributed to the 401(k) Retirement Savings Plan in such years, for Mr. Rutherford represent amounts contributed to the 401(k) Retirement Savings Plan, for Mr. Mechura represent $8,522 of life insurance premiums in each of 2003, 2002 and 2001 and $3,000, $3,000 and $2,550 contributed to the 401(k) Retirement Savings Plan in such years and for Mr. Voss represent $20,248 of life insurance premiums in each of 2003, 2002 and 2001 and $3,000, $2,819 and $2,550 contributed to the 401(k) Retirement Savings Plan in such years. Any benefits paid pursuant to the above-referenced insurance policies are credited against amounts payable to the Executive Officer under the Senior Executive Retirement Plan.

     Effective January 3, 2000, the Company entered into employment agreements with John W. Conway and Alan W. Rutherford (the "Executives") which provided for them to serve in their positions at their annual base salaries in effect in 2000. In each case, the base salary is reviewed and may be increased in accordance with the Company's regular compensation review policy. The agreements are for a continuous five-year period with automatic one-year extensions each year and will terminate at age 65. The agreements were amended effective January 1, 2004 to reflect employment of the Executives by Crown Holdings, Inc. Each of the Executives shall have the opportunity to receive an annual bonus under the Company's executive bonus plans and awards under the Company's Stock-Based Incentive Compensation Plans commensurate with each Executive's position with the Company. The agreements also entitle each of the Executives to participate in the Company's qualified retirement plans, Senior Executive Retirement Plan and other employee benefit plans and programs in accordance with the terms of those plans and programs.

     Each of the Executives agreed that, during his employment and for two years thereafter, he shall not compete with the Company or solicit Company employees to terminate employment with the Company. The Company may waive the Executive's non-competition restriction if the Executive gives up his right to certain payments payable upon the termination of his employment under the employment agreement.

     Under the agreements, if an Executive's employment is terminated because of death or disability, the Company shall pay the Executive (or his estate, if applicable), his base salary through the date of termination, continued base salary through the calendar year in which the termination occurs, and any vested retirement, incentive or other benefits. If an Executive's employment terminates because of his retirement, the Company shall pay to the Executive his base salary through his date of retirement and any vested retirement, incentive or other benefits. If an Executive's employment with the Company is terminated for "Cause" (as defined in the employment agreements), the Company shall pay to the Executive only the base salary owed through his date of termination and his vested retirement, incentive or other benefits. If an Executive's employment is terminated by the Company without Cause or by the Executive for "Good Reason" prior to a "Change in Control" (as defined in the employment agreements), in addition to the Executive's base salary through the date of termination, the Company shall pay to the Executive a lump sum payment equal to the sum of (i) his expected annual bonus payment, (ii) any previously earned bonus payment and
(iii) an amount equal to three times the sum of the Executive's base salary and his average bonus over the prior three years. The Company shall also pay to the Executive any vested retirement, incentive or other benefits and shall continue to provide the Executive with health benefits. If an Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason during the one year period following a Change in Control, the Executive will be entitled to the same payments and benefits described in the two preceding sentences, and all stock options granted to such Executive by the Company will become fully vested and immediately exercisable. If an Executive voluntarily terminates his employment without Good Reason, the Company shall pay to the Executive his base salary through his date of termination, a pro-rated annual bonus for the year of termination, and any vested retirement, incentive or other benefits.

     To the extent an Executive would be subject to the excise tax under Section 4999 of the Internal Revenue Code on the amounts or benefits to be received from the Company and required to be included in the calculation of parachute payments for purposes of Sections 280G and 4999 of the Internal Revenue Code, the Company will pay to the Executive an additional amount so that the Executive will receive the full amount owed to him under his employment agreement, without regard to the excise tax or any other taxes imposed on the additional payment.

     Frank J. Mechura borrowed $50,000 on June 19, 1997 and $65,000 on June 3, 2002 from the Company in connection with relocation and housing. The loans are payable on demand and accrue interest at the prime rate. Principal and accrued interest totaled $143,255 as of February 27, 2004.

                        Option Grants In Last Fiscal Year

     The Company's 2001 Stock-Based Incentive Compensation Plan is administered by a committee of the Board of Directors. The Company did not grant any Stock Options under this plan in the last fiscal year to the five Named Executive Officers.



                               Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

                                                                      Securities                   Value of Unexercised
                                                                Underlying Unexercised             In-The-Money Options
                              Shares Acquired       Value         Options at 12/31/03                  at 12/31/03 (2)
                               Upon Exercise       Realized  (1)Exercisable/Unexercisable        Exercisable/Unexercisable
                                    (#)               ($)                (#)                                 ($)
                               --------------------------         --------------      -------------------------------------

John W. Conway                  1990 Plan 0            0             10,000 /       0                0 /         0
                                1994 Plan 0            0             87,000 /       0                0 /         0
                                1997 Plan 0            0            609,000 /  57,500          280,313 /    93,437
                                2001 Plan 0            0            607,500 / 202,500        2,649,488 /   883,163

Alan W. Rutherford              1990 Plan 0            0             15,500 /        0               0 /         0
                                1994 Plan 0            0            110,000 /        0               0 /         0
                                1997 Plan 0            0            418,000 /   45,000         219,375 /    73,125
                                2001 Plan 0            0            495,000 /  165,000       2,147,175 /   715,725

William R. Apted                1990 Plan 0            0             15,000 /       0                0 /         0
                                1994 Plan 0            0              7,500 /       0                0 /         0
                                1997 Plan 0            0            199,626 /  63,750          508,876 /   169,626
                                2001 Plan 0            0             37,500 /  12,500          180,563 /    60,188

Frank J. Mechura                1990 Plan 0            0             20,000 /       0                0 /         0
                                1994 Plan 0            0             24,000 /       0                0 /         0
                                1997 Plan 0            0            155,225 /  47,500          472,313 /   157,438
                                2001 Plan 0            0             60,000 /  20,000          288,900 /    96,300

William H. Voss                 1990 Plan 0            0             74,500 /       0                0 /         0
                                1994 Plan 0            0             41,000 /       0                0 /         0
                                1997 Plan 0            0            180,500 /  37,500          343,313 /   114,438
                                2001 Plan 0            0             37,500 /  12,500          180,563 /    60,188

                                        ---------------------------------------------------------



(1) Value Realized is the difference between the price of the Company Common Stock on the date exercised and the option exercise price.

(2) Value of the Unexercised Options is the difference between the closing market price on December 31, 2003 of the Company Common Stock and the option exercise price.



                      Equity-Compensation Plan Information

     The following table provides information as of December 31, 2003 with respect to shares of the Company's Common Stock that may be issued under its equity compensation plans:


                                                                                          Number of Securities
                                             Number of Securities                        Remaining Available for
                                               to Be Issued upon     Weighted-Average     Future Issuance under
                                                  Exercise of        Exercise Price of  Equity Compensation Plans
                                             Outstanding Options,  Outstanding Options,   (Excluding Securities
            Plan Category                     Warrants and Rights   Warrants and Rights Reflected in Column (a))
------------------------------------------------------------------------------------------------------------------------
                                                      (a)                   (b)                    (c)
------------------------------------------------------------------------------------------------------------------------

Equity-compensation plans approved
   by security holders                            10,858,137(1)           $16.91               1,808,861(2)
------------------------------------------------------------------------------------------------------------------------

Equity-compensation plans  not approved
   by security holders(3)                                  0                N/A                        0

Total                                             10,858,137              $16.91               1,808,861



(1) Includes the 1990, 1994, 1997 and 2001 Stock-Based Incentive Compensation Plans.

(2) Includes the 2001 Stock-Based Incentive Compensation Plan and the Company's Stock Purchase Plan, which had 352,986 shares available for issuance at December 31, 2003. The table does not include the additional shares that may be issuable pursuant to the proposed Stock Compensation Plan for Non-Employee Directors and 2004 Stock-Based Incentive Compensation Plan.

(3) This item excludes 3,600 shares of restricted stock outstanding under a restricted stock plan for Non-Employee Directors. This plan was replaced in 2001 by one in which the Company makes annual grants of its Common Stock valued at $50,000 per year to Non-Employees Directors. It has been the Company's practice to use Treasury shares for such payments and this item excludes 64,483 shares of stock that were previously issued. Information on current fees and compensation for Non-Employee Directors is outlined in "Corporate Governance-Director Compensation."



                               Retirement Program

     The Company maintains a Pension Plan ("Pension Plan") for certain eligible employees in the United States meeting minimum eligibility requirements in which four Named Executive Officers (Messrs. Conway, Rutherford, Mechura and Voss) participate. The Pension Plan is designed and administered to qualify under
Section 401(a) of the Internal Revenue Code of 1986, as amended. The Pension Plan provides normal retirement benefits at age 65 based on the average of the five highest consecutive years of earnings in the last ten years. For purposes of the Pension Plan, earnings consist of salary excluding any bonus. These average earnings are multiplied by 1.25%. This result is then multiplied by years of service, which yields the annual Company-funded pension benefit. Under federal law for 2004, benefits from a qualified retirement plan are limited to $165,000 per year and may be based only on the first $205,000 of an employee's annual earnings. The benefits payable under the Pension Plan are generally not subject to reduction for Social Security or other offset amounts.

     For illustration purposes, the following table shows estimated maximum annual Company-funded retirement benefits payable from the Pension Plan to employees who retire at age 65, assuming the employees receive their benefit as a single life annuity, without survivor benefits:



     Final                                                Years of Service
    Average
    Earnings             25                  30                 35                  40                  45
------------------------------------------------------------------------------------------------------------------
  $ 50,000             $15,625            $18,750             $21,875             $ 25,000          $ 28,125
   100,000              31,250             37,500              43,750               50,000            56,250
   150,000              46,875             56,250              65,625               75,000            84,375
   205,000              64,063             76,875              89,688              102,500           115,313
   and above



     The Company also maintains the Senior Executive Retirement Plan ("SERP") in which nine key executives, including the five Named Executive Officers, participate. In general, the annual benefit for executives eligible to participate in the SERP is based upon a formula equal to (i) 2.25% of the average of the five highest consecutive years of earnings (determined without regard to the limits imposed on tax qualified plans) times years of service up to twenty years plus (ii) 1.67% of such earnings for the next fifteen years plus
(iii) at the discretion of the Compensation Committee, 1% of such earnings for years of service beyond thirty-five less (iv) Social Security old-age benefits and the Company-funded portion of the executive's Pension Plan benefits and 401(k) Retirement Savings Plan benefits. Based upon the above, the annual benefit, estimated as of December 31, 2003, under the SERP at retirement at age 65, assuming each executive's current base salary for 2004, annual salary increases of 5% and that the executive achieves the current target bonus under the Company's executive bonus plan, would be $1,285,717 for Mr. Conway, $671,316 for Mr. Rutherford, $356,857 for Mr. Apted, $445,734 for Mr. Mechura and $279,497 for Mr. Voss.

     Participants in the SERP may elect to take all or part of their annual retirement benefit in a lump sum at retirement, the amount of which is determined by present valuing the actuarially determined future annual payments. The SERP also provides a lump-sum death benefit of five times the annual retirement benefit and subsidized survivor benefits.

     SERP participants vest in their benefits at the earliest of five years of participation, specified retirement dates, total disability or employment termination (other than for cause) after a change in control of the Company. A "change in control" under the SERP occurs if: 1) a person (other than a Company employee benefit plan) becomes the beneficial owner of 25% or more of the voting power of the Company; 2) over a two year period Directors at the beginning of the period and new Directors approved by such Directors cease to constitute a majority of the Board; or 3) the Shareholders approve certain mergers or consolidations, a sale of substantially all of the Company's assets or a complete liquidation of the Company.

     Years of service credited under the Pension Plan and the SERP for the above-Named Executive Officers are: Mr. Conway - 29 years, Mr. Rutherford - 30 years, Mr. Apted - 7 years, Mr. Mechura - 36 years and Mr. Voss - 34 years.

                           COMPARATIVE STOCK PERFORMANCE

               Comparison of Five-Year Cumulative Total Return (a)

   Crown Holdings, S&P 500 Index, Dow Jones "Containers & Packaging" Index (b)

[Chart Graphic Omitted]

 Plot points are as follows:

       Crown Holdings   S&P 500 Index  Dow Jones "Containers & Packaging" Index
1999        75                121                        96
2000        28                110                        62
2001        10                97                         78
2002        30                76                         84
2003        34                97                         100

(a) Assumes that the value of the investment in Crown Holdings Common Stock and each index was $100 on December 31, 1998 and that all dividends were reinvested.

(b) Industry index is weighted by market capitalization and is comprised of Crown Holdings, Aptargroup, Ball, Bemis, Chesapeake, Owens-Illinois, Packaging Corp. of America, Pactiv, Sealed Air, Smurfit-Stone Container, Sonoco Products and Temple-Inland.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is composed entirely of independent Directors and is responsible for establishing and administering the Company's executive compensation program. This report describes both the principles under which the program is administered and the decisions that directly impacted the Chief Executive Officer during 2003.

Principles

     Our guiding principle is to provide a program that enables the Company to retain and motivate a team of high quality executives who will create long-term value for the Shareholders. We do this by:

     o developing an ownership-oriented program that rewards for long-term improvement in total Shareholder return;

     o integrating all facets of the executive compensation program with the Company's short and long-term objectives and strategies;

     o regularly commissioning studies of competitive pay practices within the container industry and other manufacturing companies to ensure pay opportunities are generally within competitive norms; and

     o    working  with  independent   management  consultants  to  monitor  the
          effectiveness of the entire program.

     In order to improve the Company's performance and Shareholder value, we must continue to motivate existing management as well as attract and retain experienced managers at all levels in the Company. We believe our program is closely aligned with sustained improvement in Company performance and increased Shareholder value in all economic conditions. The specific components of the program are described below.

     Base Salaries - In order to attract and retain high quality executives, we endeavor to maintain senior executive salaries within the competitive market rates as defined by the container and manufacturing industries. The competitive market includes, but is not limited to, companies of Crown Holdings' size in the container, non-durable manufacturing and general industry segments.

     Annual Incentive Bonus - The Management Incentive Plan calls for the achievement of the Company's targets. In 2003, the Plan called for the Company to achieve substantially improved free cash flow to reduce debt levels in the Company.

     Long-Term Incentives - The Committee believes that stock options, and other stock-based incentives, are an important link between the executive and Shareholder interests, and it is for that reason that grants have always been a part of the executive compensation program. The program administered by the Committee under the Company's stock-based plans offers annual grants that vary in size based on the Company's and the executive's performance. As part of its ongoing review of the competitiveness and effectiveness of the Company's executive compensation programs, the Committee annually evaluates the components of the compensation system as well as the desired mix of compensation among these components. The Committee believes that a substantial portion of the compensation paid to the Company's executives should be at risk contingent on the Company's operating and market performance. Consistent with this philosophy, the Committee will continue to place significant emphasis on stock-based compensation and performance measures, in an effort to more closely align compensation with Shareholder interests and to increase executives' focus on the Company's long-term performance.

     In summary, the Committee believes that its role in administering the executive compensation program is critical to the objective of driving performances to the ultimate benefit of the Shareholders. Base salaries need to be within competitive norms so that executives will be attracted, retained and motivated to fulfill their roles and responsibilities over the long-term. Annual incentive bonus awards deliver the message that competitive pay is received only when earnings and other strategic goals are achieved. In addition, benefits realized from long-term incentives, in the form of annual stock option grants, require continuous improvement in value created for the Shareholders.

Specific Decisions Impacting Compensation for the Chairman and Chief Executive Officer

     Based on the policies and practices described above, Mr. Conway's base salary was increased to $900,000 on January 1, 2003 and a bonus of $1,282,500 was earned as a part of the 2003 Management Incentive Plan.

     Mr. Conway continued to implement the plan initiated in 2001. The Company's $1.2 billion net debt reduction in 2002, which was achieved by margin improvement, working capital reduction and divestitures, allowed the Company to return to the financial markets in February 2003 and refinance its debt. This refinancing has resulted in the Company having a stable capital structure with no significant near term maturities. The Company has continued in 2003 to generate free cash flow which has been used to further delever the Company. In order to encourage and build the future business platform, Mr. Conway has ensured new products, developed by the Company, have been successfully brought to market during 2003.

     Section 162(m) of the Internal Revenue Code generally disallows a deduction for annual compensation to a public company's chief executive officer and any of the four other most highly compensated officers in excess of $1,000,000, unless such compensation is "performance based" as defined under Section 162(m). A portion of Mr. Conway's 2003 compensation exceeded the threshold. Because the Company's costs in realizing tax benefits under Section 162(m) may outweigh those benefits, the Committee intends to maintain flexibility to pay compensation that is not entirely deductible when sound direction of the Company would make that advisable. All stock options granted to Crown executive officers are "performance based."

     This report is respectfully submitted by the members of the Compensation Committee of the Board of Directors.

                                                 Hans J. Loliger, Chairperson
                                                 Arnold W. Donald
                                                 Harold A. Sorgenti

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The firm of PricewaterhouseCoopers LLP, certified public accountants, is the independent auditors for the most recently completed fiscal year. The Audit Committee intends to appoint PricewaterhouseCoopers LLP as independent auditors to audit and report on the Company's financial statements for 2004. PricewaterhouseCoopers LLP performs annual audits of the Company's financial statements and assists the Company in the preparation of various tax returns around the world. A representative or representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to questions raised orally at the Meeting or submitted in writing to the Office of the Secretary of the Company before the Meeting.

     The Audit Committee reviewed the fees of PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2003 and December 31, 2002. (1) Audit Fees totaled $5,892,000 and $6,243,000 for the years 2003 and 2002, respectively. These fees represent professional services rendered for the audits of the consolidated financial statements of the Company, including US and foreign subsidiary audits, statutory audits, issuance of comfort letters, consents and assistance with review of documents filed with the SEC. (2) Audit Related Fees totaled $286,000 and $458,000 for the years 2003 and 2002, respectively. The fees were for assurance and related services for employee benefit plan audits, accounting consultations and audits in connection with business divestitures.
(3) Tax Fees  totaled  $1,178,000  and  $1,116,000  for the years 2003 and 2002, respectively. The fees were for tax compliance, including the preparation of tax returns and claims for refunds. (4) Tax Advisory Services totaled $550,000 and $117,000 for the years 2003 and 2002, respectively. These fees represent tax planning and advice related to divestitures. (5) All Other Fees totaled $74,000 and $158,000 for the years 2003 and 2002, respectively, and were for services rendered for internal audit advice and European restructuring. There were no fees associated with financial information systems design and implementation for 2003 and 2002.

     All of the services described above were approved by the Company's Audit Committee, and the Audit Committee has considered whether the non-audit fees paid to PricewaterhouseCoopers LLP are compatible with maintaining their independence as auditors. The Audit Committee pre-approves all audit and permitted non-audit services, and related fees, to be performed by its independent auditors. Under the Audit Committee Charter, the Chairperson of the Audit Committee has the authority to review and approve all such proposed fees and reports back to the full Audit Committee.

                             AUDIT COMMITTEE REPORT

     The Audit Committee provides assistance to the Board of Directors by its oversight of the financial accounting practices of the Company and the internal controls related thereto and represents the Board of Directors in connection with the services rendered by the Company's independent auditors, who report directly to the Audit Committee.

     In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with the Company's management and its independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the Committee that such financial statements were prepared in accordance with generally accepted accounting principles. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for expressing an opinion as to whether the financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with generally accepted accounting principles in the United States. PricewaterhouseCoopers LLP has informed the Committee that they have given such an opinion with respect to the audited financial statements for the fiscal year ended December 31, 2003.

     The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures and letter which were received by the Committee from the independent auditors as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

     This report is respectfully submitted by the members of the Audit Committee of the Board of Directors.



                                                      John B. Neff, Chairperson
                                                      Jenne K. Britell
                                                      Hugues du Rouret
                                                      Marie L. Garibaldi

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee intends to appoint the firm of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors to audit and report on the Company's financial statements for 2004.

     Although the submission to Shareholders of the appointment of PricewaterhouseCoopers LLP is not required by law or the Company's By-Laws, the Audit Committee believes it is appropriate to submit this matter to Shareholders to allow a forum for Shareholders to express their views with regard to the Audit Committee's selection. In the event Shareholders do not ratify the appointment, the Audit Committee may reconsider the appointment of PricewaterhouseCoopers LLP.



              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS
                              INDEPENDENT AUDITORS

               STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

     The Board of Directors has adopted and recommends that the Shareholders approve the Crown Holdings, Inc. Stock Compensation Plan for Non-Employee Directors. The purpose of the Plan is to compensate the Non-Employee Directors of the Company for services rendered, to promote a greater identity of interest between the Non-Employee Directors and the Shareholders of the Company and to provide a financial incentive that will help attract and retain the most qualified Non-Employee Directors. The Plan will accomplish these goals by awarding unrestricted Common Stock of the Company to the Non-Employee Directors on a quarterly basis.

Eligibility
-----------

     Only Non-Employee Directors of the Company are eligible to participate in the Plan. There will be nine Non-Employee Directors eligible to participate in the Plan. No other Director, Officer or employee of the Company is eligible to participate in the Plan.

Awards of Common Stock
----------------------

     Each Non-Employee Director will be awarded Common Stock of the Company worth $12,500 for each calendar quarter during which the Non-Employee Director serves on the Board. Each such award will be immediately vested. The Plan will not prevent the Company from adopting other or additional compensation arrangements for Non-Employee Directors.

Administration and Implementation
---------------------------------

     The Plan will be administered by the Board. The Board will have full power to interpret the provisions of the Plan, make all determinations necessary for administration of the Plan, adopt regulations for carrying out the Plan and make changes in such regulations from time to time. The Board will determine the effect of a reorganization, recapitalization, spin-off, stock split, combination, merger or any other change of corporate structure on the number and kind of shares authorized by the Plan and make any other adjustments to the Plan as it deems appropriate in such situation.

Amendment and Termination
-------------------------

     The Board has authority to amend, suspend, modify or terminate the Plan at any time and for any purpose. However, the Company will seek Shareholder approval for any material change to the Plan to the extent required by law.

     The Plan will remain in effect for five years from the date of its approval by Shareholders, unless earlier terminated by the Board.

Federal Tax Treatment
---------------------

     Except as discussed below, each Non-Employee Director will realize taxable income, and the Company will be entitled to a deduction, when Common Stock of the Company is awarded to the Non-Employee Director. Upon sale of the shares, the Non-Employee Director will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. Such gain or loss will be equal to the difference between the sale price of the shares and the fair market value of the shares on the date that the Non-Employee Director recognizes income.

Deferral of Stock Awards
------------------------

     The Plan provides each Non-Employee Director with the opportunity to defer the receipt of all or any portion of a quarterly award of Common Stock until termination from the Board or such other time designated by the Non-Employee Director. Notwithstanding the foregoing, in the event of a change in control, a Non-Employee Director will immediately receive all shares of Common Stock that were previously deferred.

New Plan Benefits
-----------------

     There have been no grants under the Plan. However, under the Company's existing compensation policy for Non-Employee Directors, which provided grants that were equivalent to those contemplated by the Plan, the Company's Non-Employee Directors received the following in the last fiscal year:


 Name and Position            Dollar Value             Number of Units(1)
 -----------------            ------------             ------------------

   Non-Employee
   Directors(2)                 $425,000                     64,483



(1) The Number of Units above is calculated based on the average of the closing price of Common Stock on the New York Stock Exchange on the 2nd through the 6th business days following the Company's announcement of its quarterly earnings.

(2) Each Non-Employee Director received one grant per quarter of Common Stock valued at $12,500.

Requisite Vote
--------------

     To be adopted, the Plan requires the affirmative vote of a majority of the votes cast by all Shareholders entitled to vote thereon.



              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                 FOR THE ADOPTION OF THE STOCK COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS.

                  2004 STOCK-BASED INCENTIVE COMPENSATION PLAN

     The Board of Directors has adopted and recommends that the Shareholders approve the Crown Holdings, Inc. 2004 Stock-Based Incentive Compensation Plan. The purpose of the Plan is to assist the Company, its subsidiaries and affiliates in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it and to encourage ownership of the Company's stock by such employees. The Plan will accomplish these goals by allowing eligible employees of the Company, its subsidiaries and affiliates to receive awards of deferred stock, restricted stock, options or stock appreciation rights and to purchase restricted stock units through the deferral of their annual incentive compensation. The total number of shares of Company Common Stock available for Awards under the Plan is 5,500,000 (subject to adjustments for stock splits, stock dividends and the like) which equals approximately 3.33% of the outstanding shares of Common Stock of the Company as of February 27, 2004. No individual employee may receive more than 750,000 shares under the Plan during any calendar year. The last sales price of Company Common Stock reported on the New York Stock Exchange for February 27, 2004 was $9.40 per share.

Eligibility
-----------

     Any Officer or other employee of the Company, a subsidiary or an affiliate (including a Director who is such an employee) is eligible to participate in the Plan. The Committee may determine which of the approximately 27,500 current employees will receive Awards under the Plan.

Administration and Implementation
---------------------------------

     A Committee designated by the Board of Directors, comprised of at least two Directors, each of whom is a Non-Employee Director, has the authority to administer the Plan. This Committee also has full authority to select the employees to whom Awards will be granted and to determine the type and amount of Awards to be granted to each eligible employee, the terms and conditions of Awards (including as severance) granted under the Plan and the terms of agreements which will be entered into with holders of such Awards. This Committee also has full authority to select the employees who will be permitted to purchase restricted stock units through the deferral of all or a portion of their annual incentive compensation.

     The Committee may condition any Award upon the holder's achievement of a performance goal that is established by the Committee before the grant of the Award. A performance goal is a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based upon: (i) the price of the Common Stock, (ii) the market share of the Company, (iii) sales by the Company, (iv) earnings per share of Common Stock, (v) return on shareholders' equity of the Company, (vi) costs of the Company, (vii) cash flow of the Company, (viii) return on total assets of the Company, (ix) return on invested capital of the Company, (x) return on net assets of the Company, (xi) operating income of the Company, (xii) net income of the Company or (xiii) such other similar criteria as may be determined by the Committee. Performance goals may also be based upon the performance of a particular business unit of the Company. The Committee will interpret the provisions of the Plan and make all determinations necessary for the administration of the Plan.

     No Award may be repriced, replaced, regranted through cancellation, or modified without Shareholder approval if the effect would be to reduce the exercise price for the shares underlying the Award, except that the Board of Directors will determine the effect of a reorganization, recapitalization, spin-off, stock split, combination, merger or any other change of corporate structure on outstanding Awards. Upon a change in control of the Company, however, the Committee may, in its sole discretion, fully vest outstanding Awards, cash-out outstanding Awards, terminate outstanding Awards after allowing the holder a reasonable time to exercise, or cause the successor company to assume outstanding Awards.

Deferred Stock Awards
---------------------

     An Award of Deferred Stock is an agreement by the Company to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period or periods and will be evidenced by a Deferred Stock agreement. Amounts equal to any dividends paid during this deferral period will be paid to the holder currently, or deferred, on such terms as are determined by the Committee.

Restricted Stock Awards
-----------------------

     An Award of Restricted Stock is a grant to the recipient of a specified number of shares of Common Stock which are subject to forfeiture upon specified events and which are held in escrow by the Company during the restriction period. Such Award will be evidenced by a Restricted Stock agreement which will specify the duration of the restriction period and the performance, employment or other conditions under which the Restricted Stock may be forfeited to the Company. During the restriction period, the holder has the right to receive dividends on, and to vote, the shares of Restricted Stock.

Options
-------

     An Award of Options is a grant by the Company to the recipient of the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. Grants of Options will be evidenced by Option agreements. The price per share at which Common Stock may be purchased upon exercise of an Option will be determined by the Committee, but will be not less than the fair market value of a share of Common Stock on the date of grant. The Option agreements will specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option will in no event be greater than 10 years.

Stock Appreciation Rights
-------------------------

     An Award of Stock Appreciation Rights ("SARs") is a grant by the Company to the recipient of the right to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of Common Stock from the date of grant of the SAR to the date of exercise. SARs are rights to receive a payment in cash, Common Stock, Restricted Stock or Deferred Stock as selected by the Committee. The value of these rights, determined by the appreciation in the number of shares of Common Stock subject to the SAR, will be evidenced by SAR agreements. An SAR will entitle the recipient to receive a payment equal to the excess of the fair market value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR.

Restricted Stock Units
----------------------

     The Committee may allow any employee who receives an annual bonus under the Crown Holdings, Inc. Economic Profit Incentive Plan, the Crown Holdings, Inc. Management Incentive Plan or similar plans to defer the receipt of all or a portion of such annual bonus and purchase Restricted Stock Units using the deferred portion of the annual bonus. The Company will provide a matching contribution not to exceed 50% of the deferred portion of the annual bonus, and such matching contribution will also be used to purchase Restricted Stock Units. The Restricted Stock Units awarded using the deferred portion of the annual bonus are fully vested at all times. The Restricted Stock Units purchased using the matching contribution vest after three years or, if earlier, upon a change in control (the "Distribution Date"). If the employee terminates employment due to death or disability, all Restricted Stock Units attributable to matching contributions will become fully vested. If the employee terminates employment due to retirement or is involuntarily terminated without cause, Restricted Stock Units attributable to matching contributions will become vested on a pro rata basis (determined based on completed service compared to required vesting service). If the employee voluntarily terminates employment (other than for retirement) or is terminated for cause, unvested Restricted Stock Units attributable to matching contributions will be forfeited. On the applicable Distribution Date, the Committee will distribute to the employee one share of Common Stock for every Restricted Stock Unit held by the employee, except that the Committee, in its sole discretion, may determine that all or a part of the employee's distribution will be in an amount of cash based on the fair market value of the Restricted Stock Units on the Distribution Date.

Amendment and Termination
-------------------------

     The Board of Directors has authority to amend, suspend or terminate the Plan at any time. However, certain amendments require the approval of a majority of the votes cast by all Shareholders entitled to vote. Without Shareholder approval, no amendment may be made: (i) increasing the maximum number of shares available under the Plan (except for adjustments for a reorganization, recapitalization, spin-off, stock split, combination, merger, or other change in the corporate structure of the Company); (ii) changing the class of employees eligible under the Plan; (iii) modifying the maximum number of Awards that an eligible employee may receive or categories of performance goals that must be met in an outstanding award; or (iv) changing the Plan's term or the Board of Directors' power to amend, suspend or terminate the Plan.

     The Plan will remain in effect until five years from the date of its adoption, unless earlier terminated by the Board of Directors. Such termination will not affect Awards outstanding under the Plan.

Federal Tax Treatment
---------------------

     Except as provided below, a recipient realizes no taxable income, and the Company is not entitled to a deduction, when a Restricted Stock or Deferred Stock Award is made. When the restrictions on the shares of Restricted Stock lapse or the deferral period for Deferred Stock ends, the recipient will realize ordinary income equal to the fair market value of the shares, and, provided the applicable conditions of Section 162(m) of the Internal Revenue Code are met, the Company will be entitled to a corresponding deduction. Upon sale of the shares, the recipient will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year from the date on which ordinary income was realized. Such gain or loss will be equal to the difference between the sale price of the shares and the fair market value of the shares on the date that the recipient recognizes income.

     In the case of Awards of Restricted Stock, a recipient may choose to make an election under Section 83(b) of the Internal Revenue Code. Such an election will have the effect of including in the recipient's income the fair market value of the Restricted Stock on the date the Award is made, and, subject to the provisions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a corresponding deduction at that time. The recipient will not recognize additional income or loss as a result of the lapse of the restrictions on the Restricted Stock, nor will the Company be entitled to a deduction at such time.

     A recipient recognizes no taxable income, and the Company is not entitled to a deduction, when an Incentive Stock Option is granted or exercised. If a recipient sells shares acquired upon exercise, after complying with the requisite holding periods, any gain or loss realized upon such sale will be long-term capital gain or loss. The Company will not be entitled to take a deduction as a result of any such sale. If the recipient disposes of such shares before complying with the requisite holding periods, the recipient will recognize ordinary income equal to the lesser of (1) the sales price or (2) the fair market value of the shares on the date of exercise, in each case reduced by the exercise price of the option, and the Company will be entitled to a corresponding deduction. Any proceeds in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the shares have been held for more than one year. If the sales price is less than the exercise price of the Incentive Stock Option, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year. The Company will not be entitled to any deduction for amounts that the recipient treats as capital gain or loss. Additionally, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an Incentive Stock Option, and, in this case, the Company will not receive a corresponding deduction.

     A recipient recognizes no taxable income, and the Company is not entitled to a deduction, when a Non-Qualified Option is granted. Upon exercise of a Non-Qualified Option, a recipient will realize ordinary income in an amount equal to the excess of the fair market value of the shares over the exercise price, and, provided that the applicable conditions of Section 162(m) of the Internal Revenue Code are met, the Company will be entitled to a corresponding deduction. Upon sale of the acquired shares, the recipient will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The gain or loss is equal to the difference between the sale price of the shares and the fair market value of the shares on the date that the recipient recognizes income with respect to the Option exercise.

     A recipient recognizes no taxable income, and the Company is not entitled to a deduction, when an SAR is granted. Upon exercising an SAR, a recipient will realize ordinary income in an amount equal to the difference between the fair market value of the stock on the date of exercise and its fair market value on the date of the grant, and, provided the applicable conditions of Section 162(m) of the Internal Revenue Code are met, the Company will be entitled to a corresponding deduction.

     An employee realizes no taxable income, and the Company is not entitled to a deduction, when a portion of an employee's annual bonus is deferred and Restricted Stock Units are purchased. When shares of Common Stock or cash are distributed to an employee in exchange for Restricted Stock Units, the employee will realize ordinary income equal to the fair market value of the shares, and, provided the applicable conditions of Section 162(m) of the Internal Revenue Code are met, the Company will be entitled to a corresponding deduction. Upon sale of the shares, the recipient will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. Such gain or loss will be equal to the difference between the sale price of the shares and the fair market value of the shares on the date that the recipient recognizes income.

     Recipients shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to the Plan. Such responsibility shall extend to all applicable federal, state, local or foreign withholding taxes. In the case of the payment of Awards in Common Stock or the exercise of Options or SARs, the Company shall, at the election of the recipient, have the right to retain the number of shares of Common Stock whose fair market value equals the withholding tax obligation of such employee.

     The foregoing is only a summary of the effect of U.S. federal income taxation upon recipients and the Company with respect to the grant and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable.

New Plan Benefits
-----------------

     There have been no grants under the Plan. Because benefits under the Plan will depend on the actions of the Committee and the value of the Company's Common Stock, it is not possible to determine the benefits that will be received if the Plan is approved by Shareholders.

Requisite Vote
---------------

     To be adopted, the Plan requires the affirmative vote of a majority of the votes cast by all Shareholders entitled to vote thereon.



              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
      FOR THE ADOPTION OF THE 2004 STOCK-BASED INCENTIVE COMPENSATION PLAN.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, Executive Officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the review of the copies of SEC forms received by the Company with respect to fiscal year 2003, or written representations from reporting persons, the Company believes that its Directors and Executive Officers have complied with all applicable filing requirements.



                            PROPOSALS OF SHAREHOLDERS

     In order to be considered for inclusion in the Proxy Statement for the Company's 2005 Annual Meeting of Shareholders, any Shareholder proposal intended to be presented at the meeting, in addition to meeting the shareholder eligibility and other requirements of the SEC rules governing such proposals, must be received in writing, via Certified Mail - Return Receipt Requested, by the Office of the Secretary, Crown Holdings, Inc., One Crown Way, Philadelphia, Pennsylvania 19154 not later than November 19, 2004. In addition, the Company's By-Laws currently provide that a Shareholder of record at the time that notice of the meeting is given and who is entitled to vote at the meeting may bring business before the meeting or nominate a person for election to the Board of Directors if the Shareholder gives timely notice of such business or nomination. To be timely, and subject to certain exceptions, notice in writing to the Secretary must be delivered or mailed, via Certified Mail-Return Receipt Requested and received at the above address not less than 120 days, which is November 19, 2004, nor more than 150 days, which is October 20, 2004, prior to the first anniversary of the date on which the Company's Proxy Statement for its previous Annual Meeting of Shareholders was first released to Shareholders. The notice must describe various matters regarding the nominee or proposed business. Any Shareholder desiring a copy of the Company's By-Laws will be furnished one copy without charge upon written request to the Secretary.

                                  OTHER MATTERS

     The Board of Directors knows of no other matter that may be presented for Shareholders' action at the Meeting, but if other matters do properly come before the Meeting, or if any of the persons named above to serve as Directors are unable to serve, it is intended that the persons named in the Proxy or their substitutes will vote on such matters and for other nominees in accordance with their best judgment.

     The Company filed its 2003 Annual Report on Form 10-K with the Securities and Exchange Commission on March 12, 2004. A copy of the Report, including the financial statements and schedules thereto and a list describing all the exhibits not contained therein, may be obtained without charge by any Shareholder. Requests for copies of the Report should be sent to: Senior Vice
President - Finance, Crown Holdings, Inc., One Crown Way, Philadelphia, Pennsylvania 19154.


                                                 WILLIAM T. GALLAGHER
                                          Senior Vice President, Secretary &
                                                   General Counsel

                                          Philadelphia, Pennsylvania 19154
                                                   March 19, 2004

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                                       30

                                                                    Appendix A

                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in overseeing that the Company's management maintains:

    o   an adequate system of internal controls,

    o   the integrity of the Company's financial statements, and

    o processes to ensure compliance by the Company with all applicable legal and regulatory requirements and Company policy.

     The Audit Committee will also oversee the performance of the Company's Internal Audit function and will be responsible for the appointment, compensation, retention and oversight of the performance, qualifications and independence of the Company's independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting).

     In addition, the Audit Committee shall maintain an effective, open avenue of communication between the independent auditors, internal auditors, senior management and the Board of Directors.

     The Committee's function is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements. The Committee has the authority to conduct investigations within the scope of its responsibilities and to retain legal, accounting and other advisors to assist the Committee in its functions. The Company shall provide appropriate funding for the Audit Committee, as determined by the Audit Committee, for payment of compensation to the independent auditors, compensation to any advisers employed by the Audit Committee and ordinary administrative expenses of the Audit Committee.



II.   STRUCTURE

     The Audit Committee shall consist of not less than three Directors as appointed by the Board of Directors. Each member of the Committee shall be independent as defined by the New York Stock Exchange (the "NYSE") and the Securities and Exchange Commission (the "SEC") for the purpose of this charter. All members of the Audit Committee shall have a working familiarity of basic finance and accounting practices. At least one member of the Audit Committee shall be a "financial expert" as defined by the NYSE and the SEC.

III.  MEETINGS

      Meetings will occur as follows:

     1. The Audit Committee shall meet quarterly, by telephone conference or in person, prior to the release of earnings to the public.

     2. The Audit Committee shall meet prior to the Annual Meeting of Shareholders of Common Stock and at a convenient date in the fourth quarter.

     3. The Audit Committee shall meet at any other convenient date on an as-needed basis.

     The Audit Committee may ask members of management or others to attend Audit Committee meetings and provide pertinent information when needed. The Audit Committee shall meet periodically with management, the independent auditors and Internal Audit in separate executive sessions.

     At least half the members of the Audit Committee will constitute a quorum with a majority of votes of those Committee members present at a meeting in which a quorum has been established being sufficient to adopt a resolution or otherwise take action.



IV.   FUNCTIONS AND RESPONSIBILITIES

      A.    Internal Control

     1. Review with management, Internal Audit and independent auditors the adequacy and effectiveness of the Company's policies for assessing and managing risk.

     2. Examine internal and independent auditors' findings of weaknesses and recommendations for the improvement of the internal controls. Monitor management's response to and implementation of internal control recommendations.

     3. Review disclosures made to the Committee by the Chief Executive Officer and the Chief Financial Officer during the certification process for the filings on Form 10-Q and Form 10-K about any significant deficiencies in the design and operation of internal controls, any material weaknesses in internal controls and any fraud that involves management or other employees who have a significant role in the Company's internal controls.

     4. Consider the extent to which Internal Audit and independent auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

      B.    Financial Reporting

     1. Review the quarterly and annual earnings press releases and financial statements, including Management's Discussion and Analysis of Financial Condition and Results of Operations, prior to release to the public and discuss such statements with management and the independent auditors. If appropriate, recommend to the Board that the audited financial statements be included in the Company's annual report.

     2. Discuss on a general basis the type of information to be disclosed and type of presentation to be made regarding financial information and earnings guidance to analysts and rating agencies.

     3. Discuss any changes in accounting principles, significant judgment areas and significant or complex transactions (including any off-balance sheet structures) that occurred. Consider management's handling of proposed audit adjustments identified by the independent auditors.

     4. Consult with Internal Audit, independent auditors and accounting personnel on the integrity of the internal and external financial reporting process. Determine if key reporting objectives are being met.

     5. On a quarterly basis, discuss with the independent auditors (1) the quality of the Company's accounting policies and practices to be employed in connection with the financial statements and all critical accounting policies and practices used; (2) alternative treatments of financial information under GAAP that have been discussed with management, including the ramifications of the use of alternative treatments and the treatment preferred by the independent auditor; and
          (3) all other material written communications between the auditor and management, specifically including any management letter and any schedule of unadjusted differences.

     6. Discuss the nature of interim financial statements with independent auditors to monitor that quarterly financial statements are consistent with year-end reporting.

     7. Provide disclosures and reports as required by SEC regulations for inclusion in the annual report, Form 10-K and annual proxy statements.

     8. Appropriately address all inquiries and/or investigations by the SEC or other governmental agencies of the Company's reporting practices.

      C.    Independent Auditors

     1. Serve as the authority to which the independent auditors report. The Audit Committee of the Board of Directors has the ultimate authority and responsibility to appoint, compensate, retain, oversee and, where appropriate, replace the independent auditors.

     2. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     3. Review, at least annually, the independent auditors' report describing their firm's internal quality-control procedures, any material issues raised by the latest internal quality-control or peer review of the firm or any inquiry or investigation by authorities within the preceding five years, and any steps taken to deal with any such issues.

     4.   Review, at least annually,  all relationships  between the independent
          auditors  and  the  Company  and  otherwise   assess  the  independent
          auditors' independence.

     5. Review the audit scope and approach of the independent auditors' examinations and direct the auditors to areas that, in the Audit Committee's opinion, require more attention.

     6. Discuss with the independent auditors any significant findings, difficulties, disagreements with management, restrictions on scope of the audit, or limitations on information or personnel encountered while performing the audit.

     7. Pre-approve all audit and permitted non-audit services and related fees to be performed by the Company's independent auditors, subject to the de minimis exception described in Section 202 of the Sarbanes-Oxley Act and applicable SEC rules for those non-audit services that are approved by the Audit Committee prior to the completion of the audit. The Chairperson of the Audit Committee shall have the authority to review and approve all such proposals and shall report back to the full Committee at each meeting.

      D.    Internal Auditors

     1. Review and examine the objectivity, effectiveness and resources of the Internal Audit Department.

     2. Concur in the appointment, replacement, reassignment or dismissal of the Director of Internal Audit.

     3. Review the internal audit plan for the current year and review the risk assessment procedures used to identify projects included in the plan.

     4. Review, with the Director of Internal Audit, the results of internal audit activities and progress with respect to the internal audit plan.

      E. General

     1. Ensure that a Code of Business Conduct and Ethics is formalized in writing and review management's monitoring of compliance with the Company's Code of Business Conduct and Ethics.

     2. Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the Code of Business Conduct and Ethics.

     3. Review any change in or waiver of the Code of Business Conduct and Ethics by the Company.

     4. Review legal and regulatory matters that may have a material impact on the financial statements and the related compliance policies and procedures.

     5. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Upon establishing such procedures, the Audit Committee shall review all complaints on a quarterly basis.

     6. Review and assess, at least annually, the Audit Committee's charter and submit changes to the charter for approval of the Board.

     7.   Conduct an annual performance evaluation of the Committee.

     8. Recommend to the Board policies for hiring employees or former employees of the independent auditor.

     9. Perform other oversight functions as requested by the Board of Directors.



V.    REPORTING RESPONSIBILITIES

     The Audit Committee is an arm of, and responsible to, the Board of Directors to which it directly reports. The Audit Committee is responsible for periodically updating the Board of Directors about Audit Committee activities and making appropriate recommendations.

                              CROWN HOLDINGS, INC.

               STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


                               ARTICLE I PURPOSE
                               -----------------

               1.1. The purpose of this Stock Compensation Plan for Non-Employee Directors of Crown Holdings, Inc. (the "Company") is to compensate the Non-Employee Directors of the Company for services rendered, to promote a greater identity of interest between the Non-Employee Directors and the shareholders of the Company and to provide a financial incentive that will help attract and retain the most qualified Non-Employee Directors.

                             ARTICLE II DEFINITIONS
                             ----------------------

               2.1. "Account" means the separate bookkeeping account established and maintained for a Non-Employee Director who elects to defer all or any portion of an Annual Stock Award, as described in Article X.

               2.2. "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

               2.3. "Annual Stock Award" means the aggregate amount of unrestricted Common Stock each Non-Employee Director is entitled to receive for a calendar year under the Plan. The Annual Stock Award shall be valued at $50,000 annually ($12,500 per quarter).

               2.4. "Board" means the Board of Directors of the Company.

               2.5. "Change in Control" means any of the following events:

                    (a) a "person" (as such term in used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13D-3 under the 1934 Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

                    (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2.5(a), Section 2.5(c) or Section 2.5(d) hereof) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; or

                    (c) the Company merges or consolidates with any other corporation, other than in a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                    (d) the stockholders of the Company approve a plan of complete liquidation of the Company or the Company sells or otherwise disposes of all or substantially all of the Company's assets.

               2.6. "Common Stock" means the common stock of the Company, par value $5.00 per share.

               2.7. "Company" means Crown Holdings, Inc., a Pennsylvania corporation, or any successor corporation.

               2.8. "Fair Market Value" means, the average of the closing price of Common Stock on the New York Stock Exchange (or on such other national securities exchange on which the Common Stock is principally listed) on the 2nd through the 6th business days following the Company's announcement of its quarterly earnings for the applicable quarter.

               2.9. "Non-Employee Director" means a member of the Board who is not an employee of the Company, any Subsidiary or any Affiliate.

               2.10. "Plan" means the Crown Holdings, Inc. Stock Compensation Plan for Non-Employee Directors herein set forth, as amended from time to time.

               2.11. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                     ARTICLE III EFFECTIVE DATE OF THE PLAN
                     --------------------------------------

               3.1. The Plan shall be effective on the date of adoption by the shareholders of the Company (the "Effective Date"). The Plan shall terminate on, the five-year anniversary of the Effective Date; provided, however, that the Board may at any time terminate the Plan.

                             ARTICLE IV ELIGIBILITY
                             ----------------------

               4.1. All Non-Employee Directors are eligible to participate in the Plan.

                        ARTICLE V AWARDS OF COMMON STOCK
                        --------------------------------

               5.1. For each calendar quarter (commencing with the calendar quarter in which the Effective Date occurs), each Non-Employee Director shall be awarded unrestricted Common Stock equal to 25% of the value of the Annual Stock Award. Each such award shall be made as soon as practicable following the end of such calendar quarter and the number of shares of Common Stock awarded shall be determined based upon the Fair Market Value rounded up to the next whole share.

                           ARTICLE VI ADMINISTRATION
                           -------------------------

               6.1. The Plan shall be administered by the Board, which shall have full power to interpret and administer the Plan.

               6.2. The Board shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. Any interpretation by the Board of the terms and provisions of the Plan and the administration thereof, and all action taken by the Board, shall be final, binding and conclusive for all purposes.

             ARTICLE VII ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
             ------------------------------------------------------

               7.1. In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting the Common Stock, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to the Plan as it determines appropriate. The determinations and adjustments made by the Board pursuant to this Section shall be conclusive.

                  ARTICLE VIII PLAN AMENDMENT AND TERMINATION
                  --------------------------------------------

               8.1. The Board shall have the right to amend, modify, suspend or terminate the Plan at any time for any purpose; provided, that the Company shall seek shareholder approval for any material change to the extent required by applicable law, regulation or rule.

               8.2. No amendment or termination of the Plan shall deprive any Non-Employee Director or former Non-Employee Director of any rights or benefits accrued to the date of such amendment or termination.

                         ARTICLE IX OTHER COMPENSATION
                         -----------------------------

               9.1. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for Non-Employee Directors.

                      ARTICLE X DEFERRAL OF DIRECTORS' FEES
                      -------------------------------------

               10.1. A Non-Employee Director may elect to defer receipt of all, or any part, of the Non-Employee Director's Annual Stock Award, by delivering a properly executed election form to the Company, which form shall specify:

                    (a) the percentage of the Annual Stock Award to be deferred;

                    (b) the date on which a Non-Employee Director's Account shall be distributed; and

                    (c) the period, not to exceed 10 years, over which the Non-Employee Director's Account shall be distributed.

An election to defer the Non-Employee Director's Annual Stock Award shall remain in effect until amended or revoked in accordance with Section 10.3.

               10.2. An election to defer a Non-Employee Director's Annual Stock Award shall be filed by such Non-Employee Director with the Company prior to the date such Annual Stock Award first becomes currently available to the Non-Employee Director. Such deferral shall be effective as soon as administratively feasible after the filing of such election.

               10.3. A Non-Employee Director may elect to reduce the percentage of the Annual Stock Award that will be deferred in the future or may elect to terminate the deferral election for the future by delivering a properly executed form to the Company; the election shall specify the percentage of future Annual Stock Awards, if any, that shall continue to be deferred. The reduction or termination of the deferral of future Annual Stock Awards shall be effective as of the first day of the next calendar quarter following the receipt of the form by the Company.

               10.4. The Company shall establish an Account for each Non-Employee Director who elects to defer any portion of an Annual Stock Award. The Non-Employee Director's Account shall be credited with a number of shares of Common Stock equal to the number of shares so deferred from the Annual Stock Award. Each Non-Employee Director will at all times be 100% fully vested in such Non-Employee Director's Account. No other earnings shall be credited to the Non-Employee Director's Account.

               10.5. A Non-Employee Director's Account shall be distributed as soon as administratively feasible upon the earliest to occur of:

                    (a) the Non-Employee Director ceases to be a member of the Board;

                    (b) the date the Non-Employee Director elects to begin receipt of such Non-Employee Director's Account; or

                    (c) a Change of Control;


               10.6. Form and Timing of Distribution.

                    (a) In the event of a distribution pursuant to a Change in Control, a Non-Employee Director will receive a distribution of all shares of Common Stock then currently credited to the Non-Employee Director's Account.

                    (b) In the event of a distribution other than upon a Change in Control, a Non-Employee Director's Account shall be distributed in the form of shares of Common Stock to the Non-Employee Director (or the Non-Employee Director's estate in the event of his or her death) in monthly installments over a period designated by the Non-Employee Director.

               10.7. The right of any Non-Employee Director to receive payments under the provisions of this Article shall be an unsecured claim against the general assets of the Company. Any fund, account, contract or arrangement the Company chooses to establish for the future payment of benefits under this Article shall remain part of the Company's general assets and no person claiming payments under this Article shall have any right, title or interest in or to any such fund, account, contract or arrangement.

               10.8. The right of any Non-Employee Director to the payment of any benefit under this Article X shall not be assigned, transferred, pledged or encumbered.

                         ARTICLE XI GENERAL PROVISIONS
                         -----------------------------

               11.1. Nothing in the Plan nor the issuance of shares of unrestricted Common Stock pursuant to the Plan shall be deemed to create any obligation on behalf of the Board to nominate any individual for re-election to the Board by the Company's shareholders.

               11.2. To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Pennsylvania and construed accordingly.

               11.3. The provisions of Article X shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Non-Employee Directors and their heirs, executors, administrators, and legal representatives.

                              CROWN HOLDINGS, INC.

                  2004 STOCK-BASED INCENTIVE COMPENSATION PLAN

1.       Purpose of the Plan
         -------------------

         The purpose of the Plan is to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such employees.

2.       Definitions
         -----------

               2.1. "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

               2.2. "Award" means a grant of Deferred Stock, Restricted Stock, Options or SARs under the Plan.

               2.3. "Board" means the Board of Directors of the Company.

               2.4. "Cause" means: (i) the Participant's willful misconduct or gross negligence in connection with the performance of the Participant's duties for the Company, its Subsidiaries or Affiliates; (ii) the Participant's conviction of, or a plea of nolo contendre to, a felony or a crime involving fraud or moral turpitude; (iii) the Participant's engaging in any business that directly or indirectly competes with the Company, its Subsidiaries or Affiliates; or (iv) disclosure of trade secrets, customer lists or confidential information of the Company, its Subsidiaries or Affiliates to a competitor or unauthorized person.

               2.5. "Change in Control" means any of the following events:

                    (a) a "person" (as such term in used in Sections 13(d) and 14(d) of the 1934 Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13D-3 under the 1934 Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

                    (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2.5(a), Section 2.5(c) or Section 2.5(d) hereof) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; or

                    (c) the Company merges or consolidates with any other corporation, other than in a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                    (d) the stockholders of the Company approve a plan of complete liquidation of the Company or the Company sells or otherwise disposes of all or substantially all of the Company's assets.

               2.6. "Code" means the Internal Revenue Code of 1986, as amended.

               2.7. "Common Stock" means the common stock of the Company, par value $5.00 per share, or such other class or kind of shares or other securities resulting from the application of Section 10.

               2.8. "Company" means Crown Holdings, Inc., a Pennsylvania corporation, or any successor corporation.

               2.9. "Committee" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a Non-Employee Director and an Outside Director.

               2.10. "Deferred Stock" means Common Stock awarded by the Committee under Section 6 of the Plan, the delivery of which is subject to a Deferral Period.

               2.11. "Deferral Period" means the period during which the receipt of a Deferred Stock Award under Section 6 of the Plan will be deferred.

               2.12. "Disability" means a physical, mental or other impairment within the meaning of Section 22(e)(3) of the Code.

               2.13. "Employee" means an individual, including officers and directors, who is employed by the Company, a Subsidiary or an Affiliate .

               2.14. "Fair Market Value" means, on any given date, the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed on such date or, if Common Stock was not traded on such date, on the last preceding day on which the Common Stock was traded.
               2.15. "Holder" means an Employee to whom an Award is made.

               2.16. "Incentive Stock Option" means an Option intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock Option.

               2.17. "1934 Act" means the Securities Exchange Act of 1934, as amended.

               2.18. "Non-Employee Director" means a member of the Board who meets the definition of a "non-employee director" under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the 1934 Act.

               2.19. "Non-Qualified Option" means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

               2.20. "Option" means any stock option granted from time to time under Section 8 of the Plan.

               2.21. "Outside Director" means a member of the Board who meets the definition of an "outside director" under Treasury Regulation ss. 1.162-27(e)(3).

               2.22. "Plan" means the Crown Holdings, Inc. 2004 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.


               2.23. "Plan Year" means the calendar year.

               2.24. "Restricted Stock" means Common Stock which is subject to forfeiture for a specified Restriction Period and which is awarded by the Committee under Section 7 of the Plan.

               2.25. "Restriction Period" means the period during which Restricted Stock awarded under Section 7 of the Plan is subject to forfeiture.

               2.26. "SAR" means a stock appreciation right awarded by the Committee under Section 9 of the Plan.

               2.27. "Retirement" means retirement from the active employment of the Company, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Board.

               2.28. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               2.29. "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.


3.       Eligibility
         -----------

         Any Employee is eligible to receive an Award.

4.       Administration and Implementation of Plan
         -----------------------------------------

               4.1. The Plan shall be administered by the Committee, which shall have full power and authority to interpret the Plan, select the Employees to whom Awards will be granted, determine the type and amount of Awards to be granted to each such Employee, establish the terms and conditions of Awards granted under the Plan, and set the terms of agreements which will be entered into with Holders.

               4.2. The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Restricted Stock, Deferred Stock or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to an Award or otherwise may be deferred, either automatically or at the election of the Holder (including the power to add deemed earnings and matching amounts to any such deferral); to grant Awards (other than Incentive Stock Options) that are transferable by the Holder or that are part of a severance arrangement; and to determine the effect, if any, of a Change in Control of the Company upon outstanding Awards. Upon a Change in Control, the Committee may, at its discretion, (i) fully vest any or all Awards made under the Plan, (ii) cancel any outstanding Awards in exchange for a cash payment of an amount (including zero) equal to the difference between the then Fair Market Value of the Award less the option or base price of the Award, (iii) after having given the Award Holder a reasonable chance to exercise any outstanding Options or SARs, terminate any or all of the Award Holder's unexercised Options or SARs, or (iv) where the Company is not the surviving corporation, cause the surviving corporation to assume all outstanding Awards or replace all outstanding Awards with comparable awards.

               4.3. The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without the approval of a Holder to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Holder by the Award and as long as the amended Award comports with the terms of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

               4.4. The Committee may condition the grant of any Award or the lapse of any Deferral or Restriction Period (or any combination thereof) upon the Holder's achievement of a Performance Goal that is established by the

Committee before the grant of the Award. For this purpose, a "Performance Goal" shall mean a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based upon: (i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on shareholder equity of the Company, (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (vii) cash flow of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (viii) return on total assets of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (ix) return on invested capital of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (x) return on net assets of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (xi) operating income of the Company, its Subsidiaries or Affiliates (or any business unit thereof), or (xii) net income of the Company, its Subsidiaries or Affiliates (or any business unit thereof). The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals. Before granting an Award or permitting the lapse of any Deferral or Restriction Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

5.       Shares of Stock Subject to the Plan
         -----------------------------------

               5.1. Subject to adjustment as provided in Section 10, the total number of shares of Common Stock available for Awards under the Plan shall be 5,500,000 shares.

               5.2. The maximum number of shares of Common Stock available for Awards that may be granted to any individual Employee shall not exceed 750,000 during any calendar year (the "Individual Limit"). Subject to Section 5.3,
Section 10 and Section 13.6, any Award that is canceled by the Committee shall count against the Individual Limit. Notwithstanding the foregoing, the Individual Limit may be adjusted to reflect the effect on Awards of any transaction or event described in Section 10.

               5.3. Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not (i) reduce the shares available for Awards under the Plan, or (ii) be counted against the Individual Limit. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

6.       Deferred Stock
         ---------------

         An Award of Deferred Stock is a grant by the Company of a specified number of shares of Common Stock to an Employee, which shares will be delivered to the Employee at the end of a specified Deferral Period or Periods. Such an Award shall be subject to the following terms and conditions:

               6.1. Deferred Stock Awards shall be evidenced by Deferred Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

               6.2. Upon the grant of Deferred Stock to a Holder, the Committee shall direct that the number of shares subject to such grant be credited to the Holder's account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 6.5 hereof. Prior to issuance and delivery, the Holder shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Holder's account.

               6.3. Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Holder currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Deferred Stock agreement.

               6.4. The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Employee's achievement of one or more Performance Goal(s) specified in the Deferred Stock agreement. If the Employee fails to achieve the specified Performance Goal(s), the Committee shall not grant the Deferred Stock Award to the Employee, or the Holder shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award.

               6.5. The Deferred Stock agreement shall specify the duration of the Deferral Period taking into account termination of employment on account of death, Disability, Retirement or other cause. The Deferral Period may consist of one or more installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment, having been credited to the account of a Holder, shall then be issued and delivered to the Holder (or, where appropriate, the Holder's legal representative) in accordance with the terms of the Deferred Stock agreement. The Committee may, in its sole discretion, accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award.

7.       Restricted Stock
         ----------------


         An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to an Employee, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

               7.1. Restricted Stock shall be evidenced by Restricted Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

               7.2. Upon the grant of Restricted Stock to a Holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock subject to such grant be issued to the Holder with the Holder designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Holder, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period.

               7.3. During the Restriction Period the Holder shall have the right to receive dividends from and to vote the shares of Restricted Stock.

               7.4. The Committee may condition the grant of an Award of Restricted Stock or the expiration of the Restriction Period upon the Employee's achievement of one or more Performance Goal(s) specified in the Restricted Stock Agreement. If the Employee fails to achieve the specified Performance Goal(s), the Committee shall not grant the Restricted Stock to the Employee, or the Holder shall forfeit the Award of Restricted Stock to the Company.

               7.5. The Restricted Stock agreement shall specify the duration of the Restriction Period and the performance, employment or other conditions (including termination of employment on account of death, Disability, Retirement or other cause) under which the Restricted Stock may be forfeited to the Company. At the end of the Restriction Period the restrictions imposed under the Restricted Stock agreement shall lapse with respect to the number of shares specified thereunder, and the legend shall be removed and such number of shares delivered to the Holder (or, where appropriate, the Holder's legal representative). The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock.

8.       Options
         -------

         Options give an Employee the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

               8.1. Option Grants: Options shall be evidenced by Option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

               8.2. Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

               8.3. Term of Options: The Option agreements shall specify when and under what terms and conditions an Option may be exercisable. The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder and ten years in the case of all other Incentive Stock Options).

               8.4. Incentive Stock Options: Each provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of an Option agreement that cannot be so construed shall be disregarded. In no event may a Holder be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by section 422(b) of the Code. Incentive Stock Options may not be granted to employees of Affiliates.

               8.5. Restrictions on Transferability: No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Upon the death of a Holder, the person to whom the rights have passed by will or the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 8.

               8.6. Payment of Option Price: The option price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise: (i) in cash, or, (ii) with the proceeds received from a broker-dealer whom the Holder has authorized to sell all or a portion of the Common Stock covered by the Option, or (iii) with the consent of the Committee, in whole or in part in Common Stock held by the Holder for at least six months and valued at Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock which has been held by the Holder for at least six months (based on the fair market value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case, the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor. An Option may be exercised only for a whole number of shares of Common Stock.

               8.7. Termination by Death: If a Holder's employment by the Company, a Subsidiary or Affiliate terminates by reason of death, any unexercised Option granted to such Holder may thereafter be exercised (to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant) by, where appropriate, the Holder's transferee or by the Holder's legal representative, for a period of 12 months from the date of death or until the expiration of the stated term of the Option, whichever period is shorter.

               8.8. Termination by Reason of Disability: If a Holder's employment by the Company, a Subsidiary or Affiliate terminates by reason of Disability, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of 24 months or such shorter term as determined by the Committee (12 months in the case of an Incentive Stock Option) from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter.

               8.9. Termination by Reason of Retirement: If a Holder's employment by the Company, a Subsidiary or Affiliate terminates by reason of Retirement, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative), to the extent it was exercisable at the time of Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of 5 years or such shorter term as determined by the Committee (12 months in the case of an Incentive Stock Option) from the date of Retirement or until the expiration of the stated term of the Option, whichever period is shorter.

               8.10. Termination Not for Cause: If a Holder's employment by the Company, a Subsidiary or Affiliate is terminated by the Company, the Subsidiary or Affiliate not for Cause, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of 60 days or such shorter term as determined by the Committee from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter.

               8.11. Termination for Cause or Other Reason: If a Holder's employment with the Company, a Subsidiary or Affiliate is terminated by the

Company, the Subsidiary or Affiliate for Cause, or otherwise terminates for any reason not specified in this Section 8 (including a voluntary termination), all unexercised Options awarded to the Holder shall terminate on the date of such termination.

9.       Stock Appreciation Rights
         -------------------------

         SARs give the Employee the right to receive, upon exercise of the SAR, the increase in the Fair Market Value of a specified number of shares of Common Stock from the date of grant of the SAR to the date of exercise. The grant of SARs shall be subject to the following terms and conditions:

               9.1. An Award of an SAR shall be evidenced by an SAR Agreement. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. An SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SAR"), or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable.

               9.2. The base price of a Tandem SAR shall be the option price under the related Option. The base price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Freestanding SAR.

               9.3. An SAR shall entitle the Holder to receive from the Company a payment equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the per share option price (or such lesser amount as the Committee may determine at the time of grant), multiplied by the number of shares of Common Stock with respect to which the SAR is exercised. Such payment may be in cash, in shares of Common Stock, in shares of Deferred Stock, in shares of Restricted Stock, or in any combination thereof, as the Committee shall determine. Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option pursuant to Section 8. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

               9.4. SARs shall be subject to the same terms and conditions applicable to Options as stated in sections 8.3, 8.5, 8.7, 8.8, 8.9, 8.10 and

8.11. SARs shall also be subject to such other terms and conditions consistent with the Plan as shall be determined by the Committee.

10.      Adjustments upon Changes in Capitalization
         ------------------------------------------

         In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Holder.

11.      Effective Date, Termination and Amendment
         -----------------------------------------

         The Plan shall become effective on April ___, 2004, subject to shareholder approval. The Plan shall remain in full force and effect until the earlier of five years from the effective date, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval which shall (i) increase (except as provided in Section 10) the total number of shares available for issuance pursuant to the Plan; (ii) change the class of Employees eligible to be Holders; (iii) modify the Individual Limit (except as provided Section 10) or the categories of Performance Goals set forth in Section 4.4; or (iv) change the provisions of this Section 11. Termination of the Plan pursuant to this Section 11 shall not affect Awards outstanding under the Plan at the time of termination.

12.      Transferability
         ---------------

         Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Holder during his or her lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement with the Holder. The transferee of the Holder shall, in all cases, be subject to the provisions of the agreement between the Company and the Holder.

13.      General Provisions
         ------------------

               13.1. Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any Employee at any time.

               13.2. For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed termination of employment.

               13.3. Holders shall be responsible for making appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock, or the exercise of Options or SARs, the Company shall, at the election of the Holder, retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes. Agreements evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.

               13.4. Without amending the Plan, Awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

               13.5. To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant thereto shall be governed by the law of Pennsylvania and construed accordingly.


               13.6. The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, except as provided in Section 10, no Award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval if the effect would be to reduce the exercise price for the shares underlying the Award. The Committee may amend Awards without the consent of the Holder, except that the Holder's consent is required for amendments adverse to the Holder.

                                   Appendix A
                        Deferred Compensation Provisions

         The provisions of this Appendix A are an integral part of the Plan and are intended to align executive and stockholder long-term interest by creating a direct link between executive annual incentive compensation and stockholder return and to enable executives to acquire Common Stock so that they may develop and maintain a substantial ownership position in the Company. Nothing in this Appendix A shall cause the Plan to be other than an unfunded arrangement that is not subject to Parts 2, 3 or 4 of Title I, Subtitle B of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         1. Definitions. Any capitalized term used in this Appendix A and not defined below shall have the meaning prescribed to such term in Article 2 of the Plan document.

               1.1. "Account" means the bookkeeping reserve account established and maintained for each eligible Employee who elects to defer compensation pursuant to Section 3 of this Appendix A. Each Account shall consist of such sub-accounts as are necessary or desirable in the opinion of the Committee for the convenient administration of the Plan.

               1.2. "Annual Bonus" means an award made pursuant to the Crown Holdings, Inc. Economic Profit Incentive Plan or the Crown Holdings, Inc.

Management Incentive Plan or any bonus plan or arrangement as may be established from time to time.

               1.3. "Deferral Agreement" means a written document pursuant to which a Participant elects to defer a portion (including all) of his Annual Bonus pursuant to Section 3 of this Appendix A. A Deferral Agreement shall contain such provisions as the Committee may deem advisable.

               1.4. "Deferral Amount" shall mean the portion (including all) of a Participant's Annual Bonus, which the Participant has elected to defer.

               1.5. "Distribution Date" means the third anniversary of the date on which an Annual Bonus would otherwise be payable to an Employee on which distribution of the Restricted Stock Units attributable to such Annual Bonus together with the Restricted Stock Units attributable to the related Matching Contributions will be made.

               1.6. "Matching Contribution" means amounts credited to an Employee's Account pursuant to Section 4.

               1.7. "Participant" means an Employee who is participating in the deferred compensation provisions of the Plan as set forth in this Appendix A.

               1.8. "Restricted Stock Unit" means a notional entry that is entered in a Participant's Account which represents one share of Common Stock.

2.       Eligibility and Participation.
         ------------------------------

               2.1. Each Employee who is selected by the Committee shall be eligible to become a Participant as of the date designated by the Committee. A designated Employee shall remain eligible until such time as the Committee affirmatively revokes such Employee's eligibility.

               2.2. In order to become a Participant in the Plan for purposes of having Deferral Amounts credited to such Participant's Account, an eligible Employee must deliver an executed Deferral Agreement to the Committee in accordance with the following provisions:

                       2.2.1. Newly Eligible Employees

                              (a) Each newly eligible Employee must deliver an
executed Deferral Agreement to the Committee within 30 days of first becoming eligible, in order to elect a Deferral Amount pursuant to Section 3 with respect to an Annual Bonus that may become payable for services rendered during the Plan Year in which such individual first becomes eligible under this Appendix A.

                              (b) Notwithstanding Section 2.2.1(a), if an
Employee first becomes eligible to defer compensation under this Appendix A anytime during the last quarter of the Plan Year, such individual may elect Deferral Amounts pursuant to Section 3 only with respect to the Annual Bonus that may become payable for services to be rendered during the Plan Year next following the Plan Year in which such Employee first becomes eligible and for subsequent Plan Years (i.e., no Deferral Amounts may be elected for the Plan Year in which such Employee first becomes eligible).

                       2.2.2. Previously Eligible Employees

                              (a) Except as provided in Section 2.2.1 above, an
eligible Employee may make a Deferral Amount election with respect to a subsequent Plan Year by delivering an executed Deferral Agreement to the Committee by March 31 of each such Plan Year to which the Deferral Amount election is to apply.

                       2.2.3. Subsequent Elections

                              (a) A Participant's executed Deferral Agreement
with respect to Deferral Amounts shall be effective only with respect to the specific Plan Year to which such Deferral Agreement applies and shall not be effective for any subsequent Plan Year.

3.       Deferrals Amounts.
         ------------------

               3.1. A Participant may elect to defer the receipt of all or any portion of any Annual Bonus the Participant might be awarded with respect to the Participant's services performed during a Plan Year. The amount of such Deferral Amount must be specified in an executed Deferral Agreement delivered to the Committee in accordance with the provisions of Section 2. A Deferral Amount election is irrevocable once the applicable executed Deferral Agreement is delivered to the Committee.

               3.2. The amount of any Annual Bonus deferred with respect to any Plan Year shall reduce the amount of such Annual Bonus otherwise payable to the Participant as of the date such payment otherwise would have been made, and the amount of such reduction shall be allocated to the Participant's Account effective as of the date the applicable Annual Bonus would otherwise have been payable.

               3.3. In determining the percentage amount of any Deferral Amount, the Participant's full Annual Bonus shall be considered without regard to any deferrals made under any other "qualified" or "non-qualified" deferred compensation plan of the Company.

4.       Matching Contributions.
         -----------------------

         For each Plan Year, the Committee shall allocate to each Participant's Account an amount not to exceed fifty percent (50%) of the Participant's Deferral Amount for such Plan Year. The Matching Contribution amount for each Plan Year shall be determined by the Committee in its sole discretion. Matching Contributions shall be allocated to a Participant's Account at the same time as such Participant's Deferral Amounts are allocated to his Account.

5.       Accounting For Restricted Stock Units.
         --------------------------------------

               5.1. The Committee shall establish an Account on behalf of each Participant which shall be credited with Restricted Stock Units. The number of Restricted Stock Units credited to a Participant's Account shall be equal to the Participant's total Deferral Amount for a Plan Year plus the total of his Matching Contributions for such Plan Year divided by the Fair Market Value of the Common Stock on the date such amounts are allocated to his Account. Partial Restricted Stock Units may be credited to a Participant's Account. The establishment of an Account shall not require segregation of any funds of the Company or provide any Participant with any rights to any assets of the Company, except as a general creditor thereof. A Participant shall have no right to receive payment of any amount credited to the Participant's Account except as expressly provided in this Appendix A.

               5.2. If during the period of time a Participant's Account is credited with Restricted Stock Units, the Company pays a dividend with respect to its Common Stock, the Participant shall be credited with additional Restricted Stock Units in accordance with this Section. The number of additional Restricted Stock Units credited to a Participant's Account pursuant to this Section shall be calculated by dividing (a) the product of (i) the whole number of Restricted Stock Units held in the Participant's Account as of the date the dividend is paid times (ii) the amount of such dividend with respect to each share of Common Stock, by (b) the Fair Market Value of the Common Stock on the date such dividend is paid. Restricted Stock Units shall be credited to a Participant's Account under this Section as of the date the applicable dividend is paid.

               5.3. The Committee shall adjust each Participant's Account as appropriate to reflect any stock dividend, stock split, combination of shares, merger, share exchange, consolidation or any other change in the corporate structure of the Company or the Common Stock.

6.       Vesting.
         --------

               6.1. Restricted Stock Units that are credited to a Participant's Account and which are attributable to Deferral Amounts or dividends shall be fully vested at all times.

               6.2. Except as provided below, Restricted Stock Units that are attributable to Matching Contributions shall become vested on the applicable Distribution Date for the corresponding Restricted Stock Units that are attributable to a Participant's Deferral Amount, provided the Participant remains in the continuous employment of the Company until such date. If a Participant terminates employment due to death or Disability prior to the applicable Distribution Date with respect to Restricted Stock Units attributable to Matching Contributions, such Restricted Stock Units shall become fully vested. If a

Participant terminates employment due to retirement or is involuntarily terminated by the Company without Cause prior to the applicable Distribution Date with respect to a Restricted Stock Units attributable to Matching Contributions, such Restricted Stock Units shall become vested on a pro-rata basis. Such pro rata amount shall be calculated based upon the Participant's fully completed months of employment with the Company from the time such Restricted Stock Units were credited to the Participant's Account compared to the months of employment that would have been completed from the time such Restricted Stock Units were credited to the Participant's Account until the applicable Distribution Date. If a Participant voluntarily terminates employment (other than for retirement) or is terminated by the Company for Cause prior to the applicable Distribution Date with respect to Restricted Stock Units attributable to Matching Contributions, such Restricted Stock Units shall be forfeited and the Participant shall have no rights with respect to such Restricted Stock Units.

               6.3. Upon a Change in Control, all Restricted Stock Units credited to a Participant's Account that are attributable to Matching Contributions shall become immediately fully vested.

7.       Distributions.
         --------------


               7.1. Subject to Section 7.2 and 7.3, and in accordance with
Section 7.4, the value of Restricted Stock Units shall be distributed on the applicable Distribution Date; provided, however, that the Committee may determine in its sole and absolute discretion to delay payment commencement to any Participant if necessary to avoid application of the deduction limitation of section 162(m) of the Code to the Company.

               7.2. Upon a Participant's termination of employment from the Company for any reason, the value of all vested Restricted Stock Units shall be distributed to the Participant in accordance with Section 7.4 as soon as practicable.

               7.3. Upon a Change in Control, the value of all Restricted Stock Units shall be distributed to the Participant in accordance with Section 7.4 as soon as practicable.

               7.4. Except as provided below, distributions of a Participant's Account shall be made in Common Stock issued under this Plan. Notwithstanding the foregoing, the Committee may, in its sole discretion, determine that all or part of a Participant's distribution shall be in cash (including for reasons of payment of any applicable withholding taxes); provided, however, that no partial shares of Common Stock shall be distributed and in lieu thereof cash shall be distributed. Distributions in Common Stock shall be made by issuing Common Stock certificates for a number of shares equal to the vested Restricted Stock Units to be distributed. Distributions in cash from a Participant's Account shall be in an amount equal to the number of vested full and partial Restricted Share Units in a Participant's

Account, which were not distributed in Common Stock in accordance with the prior sentence, times the Fair Market Value of the Common Stock on the Distribution Date. Upon distribution all rights to any Restricted Stock Units shall be cancelled.

               7.5. The Committee shall establish procedures under which a Participant may request a withdrawal of some or all of the Participant's Account in the event of an unforeseeable severe financial emergency. In general, an unforeseeable severe financial emergency would include circumstances resulting from a sudden and unexpected illness or accident of the Participant or of the Participant's spouse or dependent, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant and for which the resulting financial hardship cannot be reasonably relieved through other sources of funds. The Committee, in its sole and absolute discretion, shall determine whether any such financial emergency warrants a withdrawal from the Participant's Account and shall determine the amount of such withdrawal so as to limit the withdrawal to that amount which is needed to satisfy the emergency need.

8.       Claims Procedure.
         ----------------

         The Committee shall administer a claims procedure as follows:

               8.1. A Participant who believes himself entitled to benefits under this Appendix A, or the Participant's authorized representative acting on behalf of such Participant, may make a claim for those benefits by submitting a written notification of his claim of right to such benefits. Such notification must be on the form and in accordance with the procedures established by the Committee.

               8.2. The Committee shall establish administrative processes and safeguards to ensure that all claims for benefits are reviewed in accordance with the Plan document and that, where appropriate, Plan provisions have been applied consistently to similarly situated Participants.

               8.3. If a claim is wholly or partially denied, the Committee shall notify the Participant within a reasonable period of time, but not later than 90 days after receipt of the claim, unless the Committee determines that special circumstances require an extension of time for processing the claim. If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Participant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 180 days from receipt of the claim. The extension notice shall indicate: (i) the special circumstances necessitating the extension and
(ii) the date by which the Committee expects to render a determination. A denial notice shall be written in a manner calculated to be understood by the Participant and shall set forth: (i) the specific reason or reasons for the denial, (ii) the specific reference to the Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the Participant to perfect the claim, with reasons therefor, and
(iv) the procedure for reviewing the denial of the claim and the time limits applicable to such procedures, including a statement of the Participant's right to bring a legal action under section 502(a) of ERISA following an adverse determination on review.

               8.4. In the case of an adverse benefit determination, the Participant or his representative shall have the opportunity to appeal to the Committee for review thereof by requesting such review in writing to the Committee within 60 days of receipt of notification of the denial. Failure to submit a proper application for appeal within such 60 day period will cause such claim to be permanently denied. The Participant or his representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim. The Participant or his representative shall also be provided the opportunity to submit written comments, documents, records and other information relating to the claim for benefits. The Committee shall review the appeal taking into account all comments, documents, records and other information submitted by the Participant or his representative relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

               8.5. The Committee shall notify a Participant of its decision on appeal within a reasonable period of time, but not later than 60 days after receipt of the Participant's request for review, unless the Committee determines that special circumstances require an extension of time for processing the appeal. If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Participant prior to the termination of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial period. The extension notice shall indicate: (i) the special circumstances necessitating the extension and (ii) the date by which the Committee expects to render a determination. An adverse decision on appeal shall be written in a manner calculated to be understood by the Participant and shall set forth: (i) the specific reason or reasons for the adverse determination, (ii) the specific reference to the Plan provisions on which the denial is based, (iii) a statement that the Participant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the Participant's claim and (iv) a statement of the Participant's right to bring a legal action under section 502(a) of ERISA.

CROWN HOLDINGS, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8658
EDISON, NJ 08818-8658

To our Shareholders:

Crown Holdings, Inc. encourages you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security Number (where applicable) when voting your shares electronically. The sequence of numbers appearing in the shaded box below must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can by accessed 24-hours a day, seven days a week until the day prior to the meeting.


                ------------------------------------------------


                ------------------------------------------------

                Your vote is important. Please vote immediately.

                                Vote-by-Internet
                        Log on to the Internet and go to
                         http://www.eproxyvote.com/cck

                                       OR

                               Vote-by-Telephone
                                 Call toll-free
                         1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.



--------------------------------------------------------------------------------
            DETACH HERE if you are returning your proxy card by mail

       Please mark
[ X ]  votes as in
       this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3 and 4.

      The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

1.   Election of Directors. (Please see reverse)

   FOR      WITHHELD

   [ ]        [ ]


[ ]
  --------------------------------------
For all nominees except as written above

                                                  FOR       AGAINST     ABSTAIN

2.   Ratification of Independent Auditors         [ ]         [ ]          [ ]

3.   Resolution to adopt the Stock Compensation
     Plan for Non-Employee Directors.             [ ]         [ ]          [ ]

4.   Resolution to adopt the 2004 Stock-Based
     Incentive Compensation Plan.                 [ ]         [ ]          [ ]

If you receive more than one Annual Report at the address set forth on the proxy card and have no need for the extra copy, please check the box at the right.
This will not affect the distribution of proxy materials.       [ ]

MARK HERE FOR ADDRESS CHANGE AND   [ ]
NOTE ON REVERSE SIDE

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.


Signature: ________________________________  Date: ______________

Signature:  _______________________________  Date: ______________


--------------------------------------------------------------------------------

Crown [Logo Omitted]





                     The 2004 Annual Meeting of Shareholders
           will be held on April 22, 2004 at 9:30 a.m. at our offices:

                              Crown Holdings, Inc.
                              One Crown Way
                              Philadelphia, PA 19154-4599
                              Main Phone: (215) 698-5100









                                   DETACH HERE
--------------------------------------------------------------------------------


                                      PROXY
                              CROWN HOLDINGS, INC.
                      One Crown Way, Philadelphia, PA 19154

      Proxy for Annual Meeting of Shareholders to be held on April 22, 2004


P   The  undersigned  hereby  appoints John W. Conway,  Alan W.  Rutherford  and
R   William  T.  Gallagher  as  Proxies,  each  with the  power to  appoint  his
O   substitute,  and  hereby  authorizes  them  to  represent  and to  vote,  as
X designated on the reverse side, all the shares of stock of Crown Holdings, Y Inc. held of record by the undersigned on March 9, 2004 at the Annual
    Meeting of Shareholders to be held on April 22, 2004, or any adjournments thereof, for the items shown below and in any other matter that may properly come before the Meeting:

1. FOR the election of a Board of eleven Directors:

   (01) Jenne K. Britell, (02) John W. Conway, (03) G. Fred DiBona, Jr., (04) Arnold W. Donald, (05) Marie L. Garibaldi, (06) William G. Little, (07) Hans
   J. Loliger, (08) Thomas A. Ralph, (09) Hugues du Rouret, (10) Alan W. Rutherford and (11) Harold A. Sorgenti.

2. To ratify the appointment of independent auditors for the fiscal year ending December 31, 2004, which the Board unanimously recommends.

3. FOR a resolution to adopt the Stock Compensation Plan for Non-Employee Directors, which the Board of Directors unanimously recommends.

4. FOR a resolution to adopt the 2004 Stock-Based Incentive Compensation Plan, which the Board of Directors unanimously recommends.

    You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this card or you elect to vote your shares electronically by telephone or via the Internet.

--------------------------------------------------------------------------------
       PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


        HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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